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                                                                  EXHIBIT 10.yy


                            ONE TIME TRANSFER LETTER


                                October 23, 1996


OVERSEAS PARTNERS (AFC), INC.
115 Perimeter Center Place, Suite 940
Atlanta, Georgia 30346


RE:  Loan no.       371-9901("Loan")
     Property:      Atlanta Financial Center
                    3333, 3343 and 3353 Peachtree Road, N.E.
                    Atlanta, Fulton County, Georgia

Gentlemen and Ladies:

     With reference to the Loan in the principal amount of $79,700,000.00 made by New York Life Insurance Company ("Lender") to OVERSEAS PARTNERS (AFC), INC. ("Borrower") on October 23, 1996 and in accordance with your request, this is to advise, that subject to the conditions set forth below and notwithstanding the restriction in section 1.11 of the Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement (the "Security Deed") regarding what constitutes a transfer of the Secured Property (as such term is defined in the Security Deed), Lender shall permit Borrower to transfer or sell the Secured Property one time, and one time only, subject to Lender's or Lender's successor's or assign's prior written consent, to an entity whose financial condition, office building ownership, management and investment experience and business integrity are acceptable to Lender or Lender's successor(s) or assign(s) in its sole discretion and provided that at the time of such transfer:

     (i) no event has occurred which, with the giving of notice or lapse of time, or both, would constitute an Event of Default (as such term is defined in the Security Deed);

     (ii) at the time of the conveyance a fee equal to one percent (1%) of the then outstanding principal balance of the Loan is paid to Lender;

     (iii) the proposed purchaser's equity in the Secured Property must at the time of its acquisition of the Secured Property be no less than thirty-five percent of the then-current value of the Secured Property; and

     (iv) all costs and expenses incurred by Lender (including reasonable legal fees) in connection with this transaction shall be paid by Borrower.

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     Further, in addition to the foregoing and also in accordance with your request, this is to advise, that subject to the conditions set forth below and notwithstanding the restriction in Section 1.11.B(1) of the Security Deed regarding what constitutes a transfer of the Secured Property, a transfer of all of the outstanding voting stock of Borrower to a wholly owned direct subsidiary of Overseas Partners Capital Corp., a Delaware corporation, shall not be deemed a Transfer (as defined in the Security Deed).

     At our sole option, the Loan will become immediately due and payable upon transfer as provided in the Security Deed, except as provided in this letter. Borrower hereby acknowledges that this consent and waiver is non-transferable and non-assignable and therefore, "personal" to OVERSEAS PARTNERS (AFC), INC. The consent hereby granted extends only to the matters set forth herein and under the conditions and limitations herein stated, and such consent is not intended to affect the rights of the Lender to exercise any power or right it may have under the Security Deed or the other loan documents with respect to any of the other provisions contained therein.

     Prior to any sale or transfer by Lender of the Loan or any interest therein, Lender will disclose to such transferee the terms and provisions of this letter, and any such sale or transfer shall be made subject to the terms and provisions of this letter.

     Please acknowledge your receipt and agreement to the foregoing by signing a copy hereof in the space provided and returning the same to the undersigned.

                                      Very truly yours,

                                      NEW YORK LIFE INSURANCE COMPANY

                                        By: PATRICIA J. HUDSON
                                           ------------------------------
                                        Name: PATRICIA J. HUDSON
                                             ----------------------------
                                        Title: Real Estate Vice President
                                              ---------------------------

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               [ACKNOWLEDGEMENT PAGE TO ONE TIME TRANSFER LETTER]

Receipt and Agreement
hereby acknowledged
as of the 23rd day
of October, 1996.

OVERSEAS PARTNERS (AFC), INC.,
a Georgia corporation

By: /s/ Michael J. Molletta
   ---------------------------
Title: VP
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